UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 20, 2019
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INGEVITY CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-37586	47-4027764
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5255 Virginia Avenue
North Charleston, South Carolina 29406
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: 843-740-2300

Not Applicable

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

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ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On February 20, 2019, the Board of Directors (the “Board”) of Ingevity Corporation (the “Company”) approved, in each instance upon the recommendation of the Nominating and Governance Committee (the “N&G Committee”) of the Company, (i) an increase in the size of the Board by two (2) directors and (ii) the election of Ms. Diane H. Gulyas and Ms. Karen G. Narwold to fill the vacancies created by the expansion of the Board.
The election of Ms. Narwold is effective as of February 20, 2019 and the election of Ms. Gulyas is effective as of February 22, 2019. Each will serve until the 2019 Annual Meeting of Stockholders and until their respective successor shall have been duly elected and qualified. Ms. Gulyas will serve on the Company’s Compensation Committee and Ms. Narwold will serve on the N&G Committee.
There are no arrangements or understandings between either Ms. Gulyas or Ms. Narwold and any other person pursuant to which either Ms. Gulyas or Ms. Narwold were elected as directors, nor have there been any transactions between either Ms. Gulyas or Ms. Narwold and the Company that would be required to be reported under Item 404(a) of Regulation S-K.
As a director, Ms. Gulyas and Ms. Narwold will each receive compensation in accordance with the Company’s non-employee director compensation practices described under the “Director Compensation” section of the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 12, 2018.
A copy of the press release announcing the appointment of Ms. Gulyas and Ms. Narwold to the Board is attached as Exhibit 99.1 to this current report on Form 8-K and incorporated herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release dated February 25, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGEVITY CORPORATION
(Registrant)

By:	/S/ KATHERINE P. BURGESON
Katherine P. Burgeson
Executive Vice President, General Counsel and Secretary
Date: February 25, 2019